SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 27, 2007

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 27, 2007, Analysts International Corporation, a Minnesota corporation (the “Company”), reported earnings for its fourth quarter and fiscal year ended December 30, 2006. The full text of the press release issued in connection with the announcement is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

On February 27, 2007, the Company is holding a conference call in which management will deliver prepared remarks concerning the Company’s financial results for the fourth quarter and fiscal year ended December 30, 2006. The full text of the prepared remarks to be delivered during the conference call is set forth in Exhibit 99.2 attached hereto and is incorporated in this Current Report as if fully set forth herein. Instructions for listening to the conference call or its replay are set forth in the Company’s press release issued on February 27, 2007 and attached hereto as Exhibit 99.1.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The Transcript of the prepared remarks from the Company’s earnings conference call attached hereto as Exhibit 99.2 contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Statements made in the Transcript by the Company, its President and CEO, Michael J. LaVelle, and/or its CFO, David J. Steichen, regarding: (i) improvement in, revitalization of or a return to profit in the Company’s operations or similar statements relating to the Company’s future potential for returning to profitability, meeting profit objectives or increasing revenue; (ii) improvement in the Company’s stock price, valuation or shareholder value; (iii) the long-term health or growth of the Company; (iv) attainment of consistent earnings and creation of opportunity for further enhancement of shareholder value; (v) expected commencement of delayed projects in the first quarter of 2007; (vi) maintaining or further improving the Company’s gross margin through its pricing practices or reduction of SG&A expenses; (vii) maintaining improvement in the Company’s days sales outstanding (DSO); (viii) adequacy of the Company’s credit facility to support its future operating needs; and (ix) increasing productivity, headcount and revenue of the Company's staffing business are forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  In any forward-looking statement in which the Company, Mr. LaVelle or Mr. Steichen expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) realization of future business opportunities; (ii) successful design and implementation of a revised business plan; (iii) the effectiveness of aligning compensation around gross margin, management of the mix of business and productivity levels in the Company’s staffing business, management of utilization rates and other productivity measures in its solutions business and any reductions in SG&A expenses; (iv) the Company’s ability to maintain improvement in DSO; and (v) other economic, business, competitive and/or regulatory factors affecting the Company’s business generally, including those set forth in Analysts’ filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K.  All forward-looking statements included in the Transcript are based on information available to the Company on the date of the conference call at which the prepared remarks in the Transcript were delivered.   The Company undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in this transcript to reflect events or circumstances after the date of this press release or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Press release entitled “Analysts International Reports Results for 2006” issued by Analysts International Corporation on February 27, 2007.

99.2	Transcript of prepared remarks for Analysts International Corporation’s earnings conference call held February 27, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 27, 2007	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release entitled “Analysts International Reports Results for 2006” issued by Analysts International Corporation on February 27, 2007.

99.2	Transcript of prepared remarks for Analysts International Corporation’s earnings conference call held February 27, 2007.